Clipper Fund Ticker: CFIMX

SUMMARY PROSPECTUS	May 1, 2011
Before you invest, you may want to review Clipper Fund’s statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s statutory prospectus and other information about the Fund at no cost online at http://clipperfund.com/applications_and_prospectuses/ or by calling 1-800-432-2504. The current statutory prospectus and statement of additional information, dated May 1, 2011, as further amended or supplemented, and the most recent shareholder report are incorporated by reference into this summary prospectus and may be obtained, free of charge, in the same manner as the statutory prospectus. Click here to view the fund’s statutory prospectus or statement of additional information.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective

Clipper Fund’s investment objective is long-term capital growth and capital preservation.

Fees and Expenses of Clipper Fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of Clipper Fund.

Shareholder Fees
(fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None

Maximum deferred sales charge (load) imposed on redemptions (as a percentage of the lesser of the net asset value of the shares redeemed or the total cost of such shares)	None

Maximum sales charge (load) imposed on reinvested dividends	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.55%

Distribution and/or service (12b-1) Fees	0.00%

Other Expenses	0.21%

Total Annual Fund Operating Expenses	0.76%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in Clipper Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 years

$78	$243	$422	$942

Portfolio Turnover

Clipper Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 3% of the average value of its portfolio.

Principal Investment Strategies

Davis Selected Advisers, L.P. (“Davis Advisors” or the “Adviser”), the Fund’s investment adviser, uses the Davis Investment Discipline to invest the majority of the Fund’s assets in common stock issued by companies with market capitalizations of at least $10 billion. However, the Fund may invest a portion of its assets in issuers with market capitalizations below that level. The Fund is non-diversified and, therefore, is allowed to focus its investments in fewer companies than a fund that is required to diversify its portfolio. The Fund’s portfolio generally contains between 15 and 35 securities, although the precise number of its investments will vary over time.

Davis Investment Discipline. Davis Advisors manages equity funds using the Davis Investment Discipline. Davis Advisors conducts extensive research to try to identify businesses that possess characteristics that Davis Advisors believes foster the creation of long-term value, such as proven management, a durable franchise and business model, and sustainable competitive advantages. Davis Advisors aims to invest in such businesses when they are trading at discounts to their intrinsic worth. Davis Advisors emphasizes individual stock selection and believes that the ability to evaluate management is critical. Davis Advisors routinely visits managers at their places of business in order to gain insight into the relative value of different businesses. Such research, however rigorous, involves predictions and forecasts that are inherently uncertain. After determining which companies Davis Advisors believes the Fund should own, Davis Advisors then turns its analysis to determining the intrinsic value of those companies’ equity securities. Davis Advisors seeks equity securities which can be purchased at attractive valuations relative to their intrinsic value. Davis Advisors’ goal is to invest in companies for the long term. Davis Advisors considers selling a company’s equity securities if the securities’ market price exceeds Davis Advisors’ estimates of intrinsic value, or if the ratio of the risks and rewards of continuing to own the company’s equity securities is no longer attractive.

Principal Risks of Investing in Clipper Fund

You may lose money by investing in Clipper Fund. Investors in the Fund should have a long-term perspective and be able to tolerate

Summary Prospectus • May 1, 2011 • Clipper Fund • 1 of 3

potentially sharp declines in value. The principal risks of investing in the Fund are:

Stock Market risk. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices, including the possibility of sharp declines.

Manager risk. Poor security selection or focus on securities in a particular sector, category, or group of companies may cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

Common Stock risk. Common stock represents an ownership position in a company. An adverse event may have a negative impact on a company and could result in a decline in the price of its common stock. Common stock is generally subordinate to an issuer’s other securities, including preferred, convertible, and debt securities.

Focused Portfolio risk. Funds that invest in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the value of the Fund’s total portfolio.

Financial Services risk. Investing a significant portion of assets in the financial services sector may cause the Fund to be more sensitive to problems affecting financial companies.

Foreign Country risk. Foreign companies may be subject to greater risk as foreign economies may not be as strong or diversified, foreign political systems may not be as stable, and foreign financial reporting standards may not be as rigorous as they are in the United States.

Under $10 Billion Market Capitalization risk. Small- and mid-size companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

Headline risk. The Fund may invest in a company when the company becomes the center of controversy after receiving adverse media attention concerning its operations, long-term prospects, or management or for other reasons. While Davis Advisors researches companies subject to such contingencies, it cannot be correct every time, and the company’s stock may never recover or may become worthless.

Fees and Expenses risk. The Fund may not earn enough through income and capital appreciation to offset the operating expenses of the Fund. All mutual funds incur operating fees and expenses. Fees and expenses reduce the return which a shareholder may earn by investing in a fund, even when a fund has favorable performance. A low return environment, or a bear market, increases the risk that a shareholder may lose money.

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

Performance Results

The bar chart below provides some indication of the risks of investing in Clipper Fund by showing how the Fund’s investment results have varied from year to year. The following table shows how the Fund’s average annual total returns for the periods indicated compare with those of the S&P 500® Index. In 2009, the Fund received favorable class action settlements from companies which it no longer owns. These settlements had a material impact on the investment performance of the Fund in 2009. This was a one-time event that is unlikely to be repeated. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund’s results can be obtained by visiting www.clipperfund.com or by calling 1-800-432-2504.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement accounts.

Calendar year total returns

Clipper Fund
Annual Total Returns
for the years ended December 31

2001	10.26
2002	-5.50
2003	19.35
2004	5.87
2005	-0.24
2006	15.27
2007	0.05
2008	-49.57
2009	37.60
2010	14.77

Highest/Lowest quarterly results during this time period were:
Highest  20.62% for the quarter ended June 30, 2009
Lowest  (26.77%) for the quarter ended December 31, 2008

Total return for the three months ended March 31, 2011 (not annualized) was 6.57%.

Clipper Fund Average Annual Total Returns for the periods ended December 31, 2010

	1 Year	5 Years	10 Years

Return before taxes	14.77%	(1.68%)	1.89%

Return after taxes on distributions	14.59%	(2.44%)	1.05%

Return after taxes on distributions and sale of fund shares	9.83%	(1.33%)	1.47%

S&P 500® Index reflects no deduction for fees, expenses or taxes	15.06%	2.29%	1.41%

Summary Prospectus • May 1, 2011 • Clipper Fund • 2 of 3

Management

Investment Adviser

Davis Selected Advisers, L.P., serves as Clipper Fund’s investment adviser.

Sub-Adviser

Davis Selected Advisers-NY, Inc., a wholly owned subsidiary of the Adviser, serves as the Fund’s sub-adviser.

Portfolio Managers

Portfolio Managers	Primary Title with Investment
Experience with this Fund	Adviser or Sub-Adviser

Christopher Davis Since January 2006	Chairman, Davis Selected Advisers, L.P.

Kenneth Feinberg Since January 2006	Vice President, Davis Selected Advisers-NY, Inc.

Purchase and Sale of Fund Shares

Minimum Initial Investment	$2,500

Minimum Additional Investment	$25

You may sell (redeem) shares each day the New York Stock Exchange is open. Your transaction may be placed through your dealer or financial adviser, by writing to Clipper Fund c/o State Street Bank and Trust Company, P.O. Box 55468, Boston, MA 02205-5468 or telephoning 1-800-432-2504.

Tax Information

If the Fund earns income or capital gains, it intends to make distributions that may be taxed as ordinary income or capital gains by federal, state and local authorities.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Clipper Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Click here to view the fund’s Statutory Prospectus or Statement of Additional Information.

Investment Company Act File No. 811-3931

Summary Prospectus • May 1, 2011 • Clipper Fund • 3 of 3

Clipper Fund 2949 East Elvira Road, Suite 101 Tucson, AZ 85756 Telephone 800-432-2504 Internet: www.clipperfund.com